EXHIBIT 10.20(A)

SCHEDULE OF CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

The Registrant has entered into Change in Control Agreements with the following employees.

Christopher W. Astley **

Eileen L. Beck **

David C. Elder *

Samuel L. Hillard **

John P. Jacunski *

Dante C. Parrini *

Martin Rapp *

*   In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing copies of the agreements because they are substantially identical to the Form of Change in Control Employment Agreement by and between P. H. Glatfelter Company and certain employees, which is filed as Exhibit 10(J) to the Form 10-K for the year ended December 31, 2008.

** In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing copies of the agreements because they are substantially identical to the Form of Change in Control Employment Agreement by and between P. H. Glatfelter Company and certain employees, which is filed as Exhibit 10(Q) to the Form 10-K for the year ended December 31, 2013.